Supplement dated December 7, 2009,

supplementing the Statement of Additional Information,

dated May 1, 2009,

as may be revised or supplemented from time to time

of Hansberger International Series.

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 800-414-6927

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

Effective December 4, 2009, Charles D. Baker resigned as an Independent Trustee to the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series. Accordingly, all references to Charles D. Baker are hereby deleted.

Effective December 1, 2009, Erik R. Sirri and Peter J. Smail were appointed as Independent Trustees to the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series. Accordingly, the following is hereby added to the table located in the section “Trustees and Officers of the Trust” and applicable footnotes are updated as follows:

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	39 None

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

Effective December 1, 2009, Erik R. Sirri and Peter J. Smail each became a member of the Contract Review and Governance Committee. Accordingly, the list of the members of the Contract Review and Governance Committee in the sub-section “Standing Board Committees” within the section “Trustees and Officers of the Trust” is hereby replaced with the following:

Audit Committee	Contract Review and Governance Committee
Daniel M. Cain – Chairman	Edward A. Benjamin – Chairman
Kenneth A. Drucker	Graham T. Allison, Jr.
Cynthia L. Walker	Wendell J. Knox
Erik R. Sirri
Peter J. Smail

As of December 31, 2008, Erik R. Sirri and Peter J. Smail did not own shares of any Fund overseen by the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.